SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               Amendment No. 1 to

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  May 24, 2002
                                (Date of report)


                         WPCS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                       0-26277                      98-0204758
(State of Incorporation)   (Commission File Number)         (IRS Employer ID)



                            140 South Village Avenue
                                    Suite 20
                            Exton, Pennsylvania 19341
                    (Address of Principal Executive Offices)


                                 (610) 903-0400
              (Registrant's telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

     On May 17, 2002, the Company entered into an Agreement and Plan of Merger with WPCS Acquisition Corp., a Delaware corporation wholly-owned by the Company ("Subsidiary"), WPCS Holdings, Inc., a Delaware corporation ("WPCS"), and Andy Hidalgo. Pursuant to the terms of the Agreement and Plan of Merger which closed on May 24, 2002, Subsidiary acquired all of the issued and outstanding shares of capital stock of WPCS from Mr. Hidalgo in exchange for an aggregate of 5,500,000 newly issued shares of the Company's common stock (the "Acquisition"). Concurrently with the Acquisition, WPCS was merged with and into Subsidiary. As a condition to the Acquisition, the Company's director prior to the transaction was required to appoint Mr. Hidalgo as a member of the Company's Board of Directors. Stephen C. Jackson, the Company's current member of the Board of Directors, will resign effective as of the appointment of Mr. Hidalgo.

     Concurrently with the Acquisition, and as a condition thereof, a principal stockholder of the Company returned shares of the Company's common stock to the Company, without compensation. Century Capital Management Ltd. returned an aggregate of 500,000 shares of Common Stock to the Company. In addition, the Company changed its name to WPCS International Incorporation.

Voting Securities

     The Common Stock is the only class of voting securities of the Company outstanding. As of May 24, 2002, there were 9,025,632 shares outstanding and entitled to one vote per share.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock immediately after the Acquisition, by:

o each person known to beneficially own more than five percent of the Common
Stock; o each director of the Company (including proposed directors); and o all directors and executive officers as a group.


Name and Address                                          Shares of             Percent
of Beneficial Owner                                  Common Stock               of Class

Andy Hidalgo                                         5,500,000                  60.9%
140 South Village Avenue
Suite 20
Exton, Pennsylvania 19341

All officers and directors, after
  completion of the Acquisition (1 person)           5,500,000                  60.9%
----------------------

Appointment of New Directors

     The Agreement and Plan of Merger provides that, subject to compliance with applicable law, the Company will take all action necessary to cause Andy Hidalgo to be appointed to the Board of Directors. Set forth below is certain information with respect to Mr. Hidalgo:

     Mr. Hidalgo has been Chairman and Chief Executive Officer of WPCS, a fixed wireless services provider, responsible for the development and implementation of the company's business plan. From September 2000 until December 2001, Mr. Hidalgo was President of Wireless Professional Communication Services
Incorporated, a technology distribution company. From November 1999 until September 2000, Mr. Hidalgo was Chairman and Chief Executive Officer of CommSpan Incorporated, a holding company for the communications infrastructure subsidiaries acquired from Applied Digital Solutions. From December 1997 until September 1999, Mr. Hidalgo was Senior Vice President for Applied Digital Solutions, a telecommunications company, where he was responsible for the core business group that represented five divisions, 30 subsidiaries and $200 million in annual revenue. From December 1995 until December 1997, Mr. Hidalgo was Divisional Director of Bentley Systems Incorporated, a privately held engineering software company, where he developed and implemented the sales and marketing strategies for the manufacturing market sector.





ITEM 7.  Exhibits


1. Agreement and Plan of Merger by and among Phoenix Star Ventures, Inc., WPCS Acquisition Corp., a Delaware corporation, WPCS Holdings, Inc., a Delaware corporation, and Andy Hidalgo, dated as of May 17, 2002.

2. Financial statements of WPCS Holdings, Inc., together with pro forma financial information, will be filed by amendment.




                         [remainder intentionally blank]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                WPCS INTERNATIONAL INCORPORATION



                                                 By:/s/  ANDY HIDALGO
                                                         Andy Hidalgo,
                                                         President and
                                                         Chief Executive Officer

Dated:   June 10, 2002

                          AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER is made as of the 17th day of May, 2002

AMONG:

                  PHOENIX STAR VENTURES, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at #1650 - 200 Burrard Street, Vancouver, BC V6C3L6

                  ("Phoenix")

AND:

                  WPCS   ACQUISITION   CORP.,  a  body  corporate  formed
                  pursuant to the laws of the State of Delaware and a wholly owned subsidiary of Phoenix

                  (the "Acquirer")

AND:

                  WPCS HOLDINGS INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341

                  ("WPCS")

AND:

                   ANDY HIDALGO, an individual having an address at 140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341

                  (the "WPCS Shareholder")


WHEREAS:

     A. WPCS is a Delaware corporation engaged in the business of providing fixed wireless telecommunications services;

     B. The WPCS Shareholder owns 3,000,000 WPCS Shares, being 100% of the presently issued and outstanding WPCS Shares;

     C. Phoenix is a reporting company whose common stock is quoted on the NASD "Bulletin Board" and which is not presently engaged in any business;

     D. The respective Boards of Directors of Phoenix, WPCS and the Acquirer deem it advisable and in the best interests of Phoenix, WPCS and the Acquirer that WPCS merge with and into the Acquirer (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Delaware; and

     E. It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this Agreement the following terms will have the following meanings:

(a)              "Acquisition  Shares" means the 5,500,000  Phoenix  Common
                  Shares to be issued to the WPCS Shareholder at Closing pursuant to the terms of the Merger;

(b)              "Agreement"  means this  agreement  and plan of merger among
                  Phoenix,  the Acquirer,  WPCS,  and the WPCS Shareholder;

(c) "Phoenix Accounts Payable and Liabilities" means all accounts payable and liabilities of Phoenix, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Phoenix and its subsidiaries (other than a Phoenix Material Contract) as of January 31, 2002 as set forth is Schedule "B" hereto;

(d) "Phoenix Accounts Receivable" means all accounts receivable and other debts owing to Phoenix, on a consolidated basis, as of January 31, 2002 as set forth in Schedule "C" hereto;

(e) "Phoenix Assets" means the undertaking and all the property and assets of the Phoenix Business of every kind and description wheresoever situated including, without limitation, Phoenix Equipment, Phoenix Inventory, Phoenix Material Contracts, Phoenix Accounts Receivable, Phoenix Cash, Phoenix Intangible Assets and Phoenix Goodwill, and all credit cards, charge cards and banking cards issued to Phoenix;

(f) "Phoenix Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Phoenix and its subsidiaries or relating to the Phoenix Business as set forth in Schedule "D" hereto;

(g) "Phoenix Business" means all aspects of any business conducted by Phoenix and its subsidiaries;

(h)              "Phoenix Cash" means all cash on hand or on deposit to the credit of Phoenix and its  subsidiaries  on the Closing Date;

(i)              "Phoenix Common Shares" means the shares of common stock in the capital of Phoenix;

(j) "Phoenix Debt to Related Parties" means the debts owed by Phoenix and its subsidiaries to any affiliate, director or officer of Phoenix as described in Schedule "E" hereto;

(k) "Phoenix Equipment" means all machinery, equipment, furniture, and furnishings used in the Phoenix Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

(l) "Phoenix Financial Statements" means, collectively, the audited consolidated financial statements of Phoenix for the fiscal year ended April 30, 2001, together with the unqualified auditors' report thereon, and the unaudited consolidated financial statements of Phoenix for the nine month period ended January 31, 2002, true copies of which are attached as Schedule "A" hereto;

(m) "Phoenix Goodwill" means the goodwill of the Phoenix Business including the right to all corporate, operating and trade names associated with the Phoenix Business, or any variations of such names as part of or in connection with the Phoenix Business, all books and records and other information relating to the Phoenix Business, all necessary licenses and authorizations and any other rights used in connection with the Phoenix Business;

(n) "Phoenix Insurance Policies" means the public liability insurance and insurance against loss or damage to the Phoenix Assets and the Phoenix Business as described in Schedule "G" hereto;

(o) "Phoenix Intangible Assets" means all of the intangible assets of Phoenix and its subsidiaries, including, without limitation, Phoenix Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Phoenix and its subsidiaries;

(p) "Phoenix Inventory" means all inventory and supplies of the Phoenix Business as of January 31, 2002, as set forth in Schedule "H" hereto;

(q) "Phoenix Material Contracts" means the burden and benefit of and the right, title and interest of Phoenix and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Phoenix or its subsidiaries are entitled whereunder Phoenix or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

(r) "Closing" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

(s) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

(t) "Effective Time" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Delaware, which certificate shall provide that the Merger shall become effective upon such filing;

(u) "Merger" means the merger, at the Effective Time, of WPCS and the Acquirer pursuant to this Agreement and Plan of Merger;

(v)               "Merger Consideration" means the Acquisition Shares;

(w) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Phoenix and WPCS may mutually agree upon;

(x) "State Corporation Law" means the General Corporation Law of the State of Delaware;

(y) "Surviving Company" means the Acquirer following the merger with WPCS;

(z) "WPCS Accounts Payable and Liabilities" means all accounts payable and liabilities of WPCS, due and owing or otherwise constituting a binding obligation of WPCS (other than a WPCS Material Contract) as of April 30, 2002 as set forth in Schedule "K" hereto;

(aa) "WPCS Accounts Receivable" means all accounts receivable and other debts owing to WPCS, as of April 30, 2002 as set forth in Schedule "L" hereto;

(bb) "WPCS Assets" means the undertaking and all the property and assets of the WPCS Business of every kind and description wheresoever situated including, without limitation, WPCS Equipment, WPCS Inventory, WPCS Material Contracts, WPCS Accounts Receivable, WPCS Cash, WPCS Intangible Assets and WPCS Goodwill, and all credit cards, charge cards and banking cards issued to WPCS;

(cc) "WPCS Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of WPCS or relating to the WPCS Business as set forth in Schedule "M" hereto;

(dd) "WPCS Business" means all aspects of the business conducted by WPCS;

(ee) "WPCS Cash" means all cash on hand or on deposit to the credit of WPCS on the Closing Date;

(ff) "WPCS Debt to Related Parties" means the debts owed by WPCS and its subsidiaries to the WPCS Shareholder or to any family member thereof, or to any affiliate, director or officer of WPCS or the WPCS Shareholder as described in Schedule "N";

(gg) "WPCS Equipment" means all machinery, equipment, furniture, and furnishings used in the WPCS Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

(hh) "WPCS Financial Statements" means collectively, the audited consolidated financial statements of WPCS for the five month period from inception through April 30, 2002, together with the unqualified auditors' report thereon, true copies of which are attached as Schedule "J" hereto. Subject to the consent of Phoenix, unaudited financial statements for the same period shall be acceptable;

(ii) "WPCS Goodwill" means the goodwill of the WPCS Business together with the exclusive right of Phoenix to represent itself as carrying on the WPCS Business in succession of WPCS subject to the terms hereof, and the right to use any words indicating that the WPCS Business is so carried on including the right to use the name "WPCS" or "WPCS

                  International" or any variation thereof as part of the name of or in connection with the WPCS Business or any part thereof carried on or to be carried on by WPCS, the right to all corporate, operating and trade names associated with the WPCS Business, or any variations of such names as part of or in connection with the WPCS Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the WPCS Business, all necessary licenses and authorizations and any other rights used in connection with the WPCS Business;

(jj) "WPCS Insurance Policies" means the public liability insurance and insurance against loss or damage to WPCS Assets and the WPCS Business as described in Schedule "P" hereto;

(kk) "WPCS Intangible Assets" means all of the intangible assets of WPCS, including, without limitation, WPCS Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of WPCS and its subsidiaries;

(ll) "WPCS Inventory" means all inventory and supplies of the WPCS Business as of April 30, 2002 as set forth in Schedule "Q" hereto;

(mm)              "WPCS Material  Contracts" means the burden and benefit
                  of and the right, title and interest of WPCS in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which WPCS is entitled in connection with the WPCS Business whereunder WPCS is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto; and

(nn) "WPCS Shares" means all of the issued and outstanding shares of WPCS's equity stock.


Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning Phoenix

         Schedule "A"        Phoenix Financial Statements
         Schedule "B"        Phoenix Accounts Payable and Liabilities
         Schedule "C"        Phoenix Accounts Receivable
         Schedule "D"        Phoenix Bank Accounts
         Schedule "E"        Phoenix Debts to Related Parties
         Schedule "F"        Phoenix Equipment
         Schedule "G"        Phoenix Insurance Policies
         Schedule "H"        Phoenix Inventory
         Schedule "I"        Phoenix Material Contracts

Information concerning WPCS

         Schedule "J"        WPCS Financial Statements
         Schedule "K"        WPCS Accounts Payable and Liabilities
         Schedule "L"        WPCS Accounts Receivable
         Schedule "M"        WPCS Bank Accounts
         Schedule "N"        WPCS Debts to Related Parties
         Schedule "O"        WPCS Equipment
         Schedule "P"        WPCS Insurance Policies
         Schedule "Q"        WPCS Inventory
         Schedule "R"        WPCS Material Contracts

Agreements

         Schedule "S"        Form of Subscription Agreement for Series B
                             Preferred Stock

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

The Merger

2.1 At Closing, WPCS shall be merged with and into the Acquirer pursuant to this Agreement and Plan of Merger and the separate corporate existence of WPCS shall cease and the Acquirer, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2 The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to WPCS or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of WPCS and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of WPCS and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of WPCS and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of WPCS or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Certificate of Incorporation; Bylaws; Directors and Officers

2.3 The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of the Acquirer until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of WPCS as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law. The Directors of the Acquirer at the Effective Time shall continue to be the Directors of WPCS.

Conversion of Securities

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, WPCS or the WPCS Shareholder, the shares of capital stock of each of WPCS and the Acquirer shall be converted as follows:

(a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

(b) Conversion of WPCS Shares. Each WPCS Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of WPCS Shares outstanding immediately prior to Closing. All such WPCS Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Adherence with Applicable Securities Laws

2.5 The WPCS Shareholder agrees that he is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

(a)      the sale is to Phoenix;

(b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

(c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to Phoenix an opinion of counsel to that effect or such other written opinion as may be reasonably required by Phoenix.

         The WPCS Shareholder acknowledges that the certificates representing the Acquisition Shares shall bear the following legend:

                  NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                   OF PHOENIX

Representations and Warranties

3.1 Phoenix represents and warrants in all material respects to WPCS, with the intent that WPCS will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Phoenix - Corporate Status and Capacity

(a) Incorporation. Phoenix is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(b)       Carrying  on  Business.   Phoenix  does  not  currently   conduct
          business, except for the actual operations of the corporation which are carried on in Vancouver, BC, Canada and does carry on any other material business activity in any other jurisdictions. Phoenix is duly authorized to carry on such business in Vancouver, BC, Canada. The nature of the Phoenix Business does not require Phoenix to register or otherwise be qualified to carry on business in any other jurisdictions;

(c) Corporate Capacity. Phoenix has the corporate power, capacity and authority to own the Phoenix Assets and to enter into and complete this Agreement;

(d) Reporting Status; Listing. Phoenix is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934, the Phoenix Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by Phoenix with the Securities and Exchange Commission or NASD have been timely filed;

Acquirer - Corporate Status and Capacity

(e) Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(f)       Carrying  on  Business.   Other  than  corporate   formation  and
          organization, the Acquirer has not carried on business activities to date.

(g)       Corporate  Capacity.   The  Acquirer  has  the  corporate  power,
          capacity and authority to enter into and complete this Agreement;

Phoenix - Capitalization

(h) Authorized Capital. The authorized capital of Phoenix consists of 30,000,000 Phoenix Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 1,025,632 Phoenix Common Shares, and 250 shares of Series A Convertible Preferred Stock are presently issued and outstanding;

(i) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of Phoenix Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of Phoenix, except for an option to purchase 11,111 Phoenix Common Shares at $2.75 per share;

(j) Capacity. Phoenix has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

Acquirer Capitalization

(k) Authorized Capital. The authorized capital of the Acquirer consists of 200 shares of common stock, $0.0001 par value, of which one share of common stock is presently issued and outstanding;

(l) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

(m) Capacity. The Acquirer has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

Phoenix - Records and Financial Statements

(n) Charter Documents. The charter documents of Phoenix and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of Phoenix or the Acquirer, as the case may be;

(o) Corporate Minute Books. The corporate minute books of Phoenix and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Phoenix and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Phoenix and its subsidiaries. Phoenix and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

(p) Phoenix Financial Statements. The Phoenix Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Phoenix, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Phoenix Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(q) Phoenix Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Phoenix or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the Phoenix Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Phoenix Financial Statements, and neither Phoenix nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Phoenix and its subsidiaries as of January 31, 2002 are described in Schedule "B" hereto;

(r) Phoenix Accounts Receivable. All the Phoenix Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Phoenix, any claim by the obligor for set-off or counterclaim;

(s) Phoenix Bank Accounts. All of the Phoenix Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

(t) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, neither Phoenix nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of Phoenix except accounts payable on account of bona fide business transactions of Phoenix incurred in normal course of the Phoenix Business, including employment agreements, none of which are more than 30 days in arrears;

(u) No Related Party Debt to Phoenix. No director or officer or affiliate of Phoenix is now indebted to or under any financial obligation to Phoenix or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(v) No Dividends. No dividends or other distributions on any shares in the capital of Phoenix have been made, declared or authorized since the date of Phoenix Financial Statements;

(w) No Payments. No payments of any kind have been made or authorized since the date of the Phoenix Financial Statements to or on behalf of officers, directors, shareholders or employees of Phoenix or its subsidiaries or under any management agreements with Phoenix or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(x) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Phoenix or its subsidiaries;

(y)       No Adverse Events. Since the date of the Phoenix Financial Statements

          (i) there has not been any material adverse change in the financial position or condition of Phoenix, its subsidiaries, its liabilities or the Phoenix Assets or any damage, loss or other change in circumstances materially affecting Phoenix, the Phoenix Business or the Phoenix Assets or Phoenix' right to carry on the Phoenix Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Phoenix, its subsidiaries, the Phoenix Business or the Phoenix Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Phoenix to any of Phoenix' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Phoenix Business has been and continues to be carried on in the ordinary course,

          (v) Phoenix has not waived or surrendered any right of material value,

          (vi) Neither Phoenix nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

Phoenix - Income Tax Matters

(z) Tax Returns. All tax returns and reports of Phoenix and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Phoenix and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(aa) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Phoenix or its subsidiaries. Phoenix is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Phoenix - Applicable Laws and Legal Matters

(bb) Licenses. Phoenix and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Phoenix Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Phoenix Business;

(cc) Applicable Laws. Neither Phoenix nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Phoenix Business, and to Phoenix' knowledge, neither Phoenix nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Phoenix Business;

(dd) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Phoenix, its subsidiaries, the Phoenix Business, or any of the Phoenix Assets nor does Phoenix have any knowledge of any deliberate act or omission of Phoenix or its subsidiaries that would form any material basis for any such action or proceeding;

(ee) No Bankruptcy. Neither Phoenix nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Phoenix or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Phoenix or its subsidiaries;

(ff) Labor Matters. Neither Phoenix nor its subsidiaries are party to any collective agreement relating to the Phoenix Business with any labor union or other association of employees and no part of the Phoenix Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Phoenix, has made any attempt in that regard;

(gg) Finder's Fees. Neither Phoenix nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(hh) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Phoenix and the Acquirer;

(ii) No Violation or Breach. The execution and performance of this Agreement will not:

                         (i) violate the charter documents of Phoenix or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Phoenix or its subsidiaries are party,

                         (ii) give any person any right to  terminate  or cancel
                    any agreement including, without limitation, the Phoenix Material Contracts, or any right or rights enjoyed by Phoenix or its subsidiaries,

                         (iii) result in any alteration of Phoenix' or its subsidiaries' obligations under any agreement to which Phoenix or its subsidiaries are party including, without limitation, the Phoenix Material Contracts,

                         (iv) result in the creation or  imposition of any lien,
                    encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Phoenix Assets,

                         (v) result in the  imposition  of any tax  liability to
                    Phoenix or its subsidiaries relating to the Phoenix Assets, or

                         (vi) violate any court order or decree to which either Phoenix or its subsidiaries are subject;

The Phoenix Assets - Ownership and Condition

(jj) Business Assets. The Phoenix Assets comprise all of the property and assets of the Phoenix Business, and no other person, firm or corporation owns any assets used by Phoenix or its subsidiaries in operating the Phoenix Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

(kk) Title. Phoenix or its subsidiaries are the legal and beneficial owner of the Phoenix Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

(ll) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Phoenix Assets;

(mm)              Phoenix   Insurance    Policies.    Phoenix   and   its
                  subsidiaries maintain the public liability insurance and insurance against loss or damage to the Phoenix Assets and the Phoenix Business as described in Schedule "G" hereto;

(nn)              Phoenix  Material   Contracts.   The  Phoenix  Material
                  Contracts listed in Schedule "I" constitute all of the material contracts of Phoenix and its subsidiaries;

(oo) No Default. There has not been any default in any material obligation of Phoenix or any other party to be performed under any of the Phoenix Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and Phoenix is not aware of any default in the obligations of any other party to any of the Phoenix Material Contracts;

(pp)              No   Compensation   on   Termination.   There   are  no
                  agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Phoenix or its subsidiaries. Neither Phoenix nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Phoenix Assets - Phoenix Equipment

(qq) Phoenix Equipment. The Phoenix Equipment has been maintained in a manner consistent with that of a reasonably
                  prudent  owner  and  such   equipment  is  in  good  working
                  condition;

Phoenix Assets - Phoenix Goodwill and Other Assets

(rr) Phoenix Goodwill. Phoenix and its subsidiaries does not carry on the Phoenix Business under any other business or trade names. Phoenix does not have any knowledge of any infringement by Phoenix or its subsidiaries of any patent, trademarks, copyright or trade secret;

The Phoenix Business

(ss) Maintenance of Business. Since the date of the Phoenix Financial Statements, Phoenix and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

(tt) Subsidiaries. Except for the Acquirer, Phoenix does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

Phoenix - Acquisition Shares

(uu) Acquisition Shares. The Acquisition Shares when delivered to the holders of WPCS Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Phoenix, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of Phoenix contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by WPCS or the WPCS Shareholder, the representations and warranties of Phoenix shall survive the Closing.

Indemnity

3.3 Phoenix agrees to indemnify and save harmless WPCS and the WPCS Shareholder from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Phoenix to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Phoenix to WPCS or the WPCS Shareholder hereunder.


                                    ARTICLE 4
                              COVENANTS OF PHOENIX

Covenants

4.1         Phoenix covenants and agrees with WPCS that it will:

(a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

(b) Preservation of Business. Until the Closing, use its best efforts to preserve the Phoenix Business and the Phoenix Assets and, without limitation, preserve for WPCS Phoenix' and its subsidiaries' relationships with any third party having business relations with them;

(c) Access. Until the Closing, give WPCS, the WPCS Shareholder, and their representatives full access to all of the properties, books, contracts, commitments and records of Phoenix, and furnish to WPCS, the WPCS Shareholder and their representatives all such information as they may reasonably request;

(d)               Procure   Consents.   Until  the   Closing,   take  all
                  reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Phoenix Assets notwithstanding the change in control of WPCS arising from the Merger; and

(e) Name Change. Forthwith after the Closing, take such steps are required to change the name of Phoenix to "WPCS Incorporated" or such similar name as may be acceptable to the board of directors of WPCS.

Authorization

4.2 Phoenix hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Phoenix and its subsidiaries to release any and all information in their possession respecting Phoenix and its subsidiaries to WPCS. Phoenix shall promptly execute and deliver to WPCS any and all consents to the release of information and specific authorizations which WPCS reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of WPCS and the WPCS Shareholder.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                          WPCS AND THE WPCS SHAREHOLDER

Representations and Warranties

5.1 WPCS and the WPCS Shareholder jointly and severally represent and warrant in all material respects to Phoenix, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

WPCS - Corporate Status and Capacity

(a) Incorporation. WPCS is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(b) Carrying on Business. WPCS carries on business primarily in the Commonwealth of Pennsylvania and does not carry on any material business activity in any other jurisdiction. WPCS has an office in Exton, Pennsylvania and in no other locations. The nature of the WPCS Business does not require WPCS to register or otherwise be qualified to carry on business in any other jurisdiction;

(c) Corporate Capacity. WPCS has the corporate power, capacity and authority to own WPCS Assets, to carry on the Business of WPCS and to enter into and complete this Agreement;

WPCS - Capitalization

(d) Authorized Capital. The authorized capital of WPCS consists of 20,000,000 shares of common stock, $.001 par value per share;

(e) Ownership of WPCS Shares. The issued and outstanding share capital of WPCS will on Closing consist of 3,000,000 common shares (being the WPCS Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The WPCS Shareholder will be at Closing the registered and beneficial owner of 3,000,000 WPCS Shares. The WPCS Shares owned by the WPCS Shareholder will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

(f) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of WPCS Shares held by the WPCS Shareholder or for the purchase, subscription or issuance of any of the unissued shares in the capital of WPCS;

(g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of WPCS Shares contained in the charter documents of WPCS or under any agreement;

WPCS - Records and Financial Statements

(h) Charter Documents. The charter documents of WPCS have not been altered since its incorporation date, except as filed in the record books of WPCS;

(i) Corporate Minute Books. The corporate minute books of WPCS are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by WPCS which required director or shareholder approval are reflected on the corporate minute books of WPCS. WPCS is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

(j) WPCS Financial Statements. The WPCS Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of WPCS, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the WPCS Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(k) WPCS Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of WPCS which are not disclosed in Schedule "K" hereto or reflected in the WPCS Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the WPCS Financial Statements, and WPCS has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of WPCS as of April 30, 2002 are described in Schedule "K" hereto;

(l) WPCS Accounts Receivable. All WPCS Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of WPCS, any claim by the obligor for set-off or counterclaim;

(m) WPCS Bank Accounts. All of the WPCS Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

(n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, WPCS is not, and on Closing will not be, materially indebted to the WPCS Shareholder nor to any family member thereof, nor to any affiliate, director or officer of WPCS or the WPCS Shareholder except accounts payable on account of bona fide business transactions of WPCS incurred in normal course of WPCS Business, including employment agreements with the WPCS Shareholder, none of which are more than 30 days in arrears;

(o) No Related Party Debt to WPCS. Neither the WPCS Shareholder nor any director, officer or affiliate of WPCS are now indebted to or under any financial obligation to WPCS on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(p)               No Dividends.  No dividends or other  distributions  on
                  any shares in the  capital of WPCS have been made,  declared
                  or  authorized   since  the  date  of  the  WPCS   Financial
                  Statements;

(q) No Payments. No payments of any kind have been made or authorized since the date of the WPCS Financial Statements to or on behalf of the WPCS Shareholder or to or on behalf of officers, directors, shareholders or employees of WPCS or under any management agreements with WPCS, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(r)               No Pension Plans. There are no pension, profit sharing,
                  group   insurance  or  similar   plans  or  other   deferred
                  compensation plans affecting WPCS;

(s)               No Adverse Events. Since the date of the WPCS Financial
                  Statements:

                         (i) there has not been any material  adverse  change in
                    the consolidated financial position or condition of WPCS, its liabilities or the WPCS Assets or any damage, loss or other change in circumstances materially affecting WPCS, the WPCS Business or the WPCS Assets or WPCS's right to carry on the WPCS Business, other than changes in the ordinary course of business,

                         (ii) there has not been any damage,  destruction,  loss
                    or other event (whether or not covered by insurance) materially and adversely affecting WPCS, the WPCS Business or the WPCS Assets,

                         (iii) there has not been any  material  increase in the
                    compensation payable or to become payable by WPCS to the WPCS Shareholder or to any of WPCS's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

                         (iv) the WPCS  Business  has been and  continues  to be
                    carried on in the ordinary course,

                         (v) WPCS has not  waived  or  surrendered  any right of
                    material value,

                         (vi) WPCS has not  discharged  or satisfied or paid any
                    lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

                         (vii) no  capital  expenditures  in excess  of  $10,000
                    individually or $30,000 in total have been authorized or made;

WPCS - Income Tax Matters

(t) Tax Returns. All tax returns and reports of WPCS required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by WPCS or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by WPCS. WPCS is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

WPCS - Applicable Laws and Legal Matters

(v) Licenses. WPCS holds all licenses and permits as may be requisite for carrying on the WPCS Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the WPCS Business;

(w) Applicable Laws. WPCS has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the WPCS Business, and, to WPCS's knowledge, WPCS is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the WPCS Business;

(x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to WPCS, the WPCS Business, or any of the WPCS Assets, nor does WPCS have any knowledge of any deliberate act or omission of WPCS that would form any material basis for any such action or proceeding;

(y)               No   Bankruptcy.   WPCS  has  not  made  any  voluntary
                  assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against WPCS and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of WPCS;

(z) Labor Matters. WPCS is not a party to any collective agreement relating to the WPCS Business with any labor union or other association of employees and no part of the WPCS Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of WPCS, has made any attempt in that regard and WPCS has no reason to believe that any current employees will leave WPCS's employ as a result of this Merger.

(aa) Finder's Fees. WPCS is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of WPCS;

(cc) No Violation or Breach. The execution and performance of this Agreement will not

                         (i) violate the charter  documents of WPCS or result in
                    any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which WPCS is a party,

                         (ii) give any person any right to  terminate  or cancel
                    any agreement including, without limitation, WPCS Material Contracts, or any right or rights enjoyed by WPCS,

                         (iii) result in any  alteration  of WPCS's  obligations
                    under any agreement to which WPCS is a party including, without limitation, the WPCS Material Contracts,

                         (iv) result in the creation or  imposition of any lien,
                    encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the WPCS Assets,

                         (v) result in the  imposition  of any tax  liability to
                    WPCS relating to WPCS Assets or the WPCS Shares, or

                         (vi) violate any court order or decree to which either WPCS is subject;

WPCS Assets - Ownership and Condition

(dd) Business Assets. The WPCS Assets comprise all of the property and assets of the WPCS Business, and neither the WPCS Shareholder nor any other person, firm or corporation owns any assets used by WPCS in operating the WPCS Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

(ee) Title. WPCS is the legal and beneficial owner of the WPCS Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

(ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the WPCS Assets;

(gg)              WPCS  Insurance  Policies.  WPCS  maintains  the public
                  liability   insurance   and   insurance   against   loss  or
                  damage to the WPCS  Assets and the
                  WPCS Business as described in Schedule "P" hereto;

(hh) WPCS Material Contracts. The WPCS Material Contracts listed in Schedule "R" constitute all of the material contracts of WPCS;

(ii) No Default. There has not been any default in any material obligation of WPCS or any other party to be performed under any of WPCS Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and WPCS is not aware of any default in the obligations of any other party to any of the WPCS Material Contracts;

(jj)              No   Compensation   on   Termination.   There   are  no
                  agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of WPCS. WPCS is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

WPCS Assets - WPCS Equipment

(kk) WPCS Equipment. The WPCS Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

WPCS Assets - WPCS Goodwill and Other Assets

(ll) WPCS Goodwill. WPCS carries on the WPCS Business only under the name "WPCS Incorporated" and variations thereof and under no other business or trade names. WPCS does not have any knowledge of any infringement by WPCS of any patent, trademark, copyright or trade secret;

The Business of WPCS

(mm) Maintenance of Business. Since the date of the WPCS Financial Statements, the WPCS Business has been carried on in the ordinary course and WPCS has not entered into any material agreement or commitment except in the ordinary course; and

(nn) Subsidiaries. WPCS does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and WPCS does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of WPCS and the WPCS Shareholder contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Phoenix, the representations and warranties of WPCS and the WPCS Shareholder shall survive the Closing.

Indemnity

5.3 WPCS and the WPCS Shareholder jointly and severally agree to indemnify and save harmless Phoenix from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of WPCS and the WPCS Shareholder to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by WPCS or the WPCS Shareholder to Phoenix hereunder.


                                    ARTICLE 6
                              COVENANTS OF WPCS AND
                              THE WPCS SHAREHOLDER

Covenants

6.1 WPCS and the WPCS Shareholder covenant and agree with Phoenix that they will:

(a)               Conduct of  Business.  Until the  Closing,  conduct the
                  WPCS Business diligently and in the ordinary course consistent with the manner in which the WPCS Business generally has been operated up to the date of execution of this Agreement;

(b) Preservation of Business. Until the Closing, use their best efforts to preserve the WPCS Business and the WPCS Assets and, without limitation, preserve for Phoenix WPCS's relationships with their suppliers, customers and others having business relations with them;

(c) Access. Until the Closing, give Phoenix and its representatives full access to all of the properties, books, contracts, commitments and records of WPCS relating to WPCS, the WPCS Business and the WPCS Assets, and furnish to Phoenix and its representatives all such information as they may reasonably request;

(d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the WPCS Assets, including the WPCS Material Contracts, notwithstanding the change in control of WPCS arising from the Merger;

(e) Reporting and Internal Controls. From and after the Effective Time, the WPCS Shareholder shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and Phoenix comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

(f) Audited Financial Statements. Immediately upon execution of this Agreement, cause to be prepared audited financial statements of WPCS in compliance with the requirements of Regulation SB as promulgated by the Securities and Exchange Commission, such audited financial statements to be provided no later than 74 days after the Closing Date; and

(g) Name Change. Forthwith after the Closing, take such steps are required to change the name of Phoenix to "WPCS Incorporated" or such similar name as may be acceptable to the board of directors of Phoenix.

Authorization

6.2 WPCS hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting WPCS to release any and all information in their possession respecting WPCS to Phoenix. WPCS shall promptly execute and deliver to Phoenix any and all consents to the release of information and specific authorizations which Phoenix reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Phoenix.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of Phoenix

7.1 Phoenix' obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a) all documents or copies of documents required to be executed and delivered to Phoenix hereunder will have been so executed and delivered;

(b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by WPCS or the WPCS Shareholder at or prior to the Closing will have been complied with or performed;

(c) Phoenix shall have completed its review and inspection of the books and records of WPCS and shall be satisfied with same in all material respects;

(d) title to the WPCS Shares held by the WPCS Shareholder and to the WPCS Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

(e) the Certificate of Merger shall be executed by WPCS in form acceptable for filing with the Delaware
                  Secretary of State;

(f)               subject to Article 8 hereof, there will not have occurred

                         (i) any material adverse change in the financial position or condition of WPCS, its liabilities or the WPCS Assets or any damage, loss or other change in circumstances materially and adversely affecting the WPCS Business or the WPCS Assets or WPCS's right to carry on the WPCS Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

                         (ii) any  damage,  destruction,  loss or  other  event,
                    including changes to any laws or statutes applicable to WPCS or the WPCS Business (whether or not covered by insurance) materially and adversely affecting WPCS, the WPCS Business or the WPCS Assets;

(g) Phoenix' issued and outstanding common share capital shall be reduced to 525,632 Phoenix Common Shares (prior to the conversion of outstanding shares of series A preferred stock, $0.001 par value per share ("Series A Preferred Stock")), by the return to treasury of 500,000 Phoenix Common Shares and Phoenix shall have received a release in form satisfactory to WPCS from the persons returning such shares in that regard;

(h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

(i) the closing of a private placement by Phoenix of not less than 250 shares of non-voting series B convertible preferred stock ("Series B Preferred Stock") at a price of $1,000 per share.


Waiver by Phoenix

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Phoenix and any such condition may be waived in whole or in part by Phoenix at or prior to Closing by delivering to WPCS a written waiver to that effect signed by Phoenix. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Phoenix shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of WPCS and the WPCS Shareholder

7.3 The obligation of WPCS and the WPCS Shareholder to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a) all documents or copies of documents required to be executed and delivered to WPCS hereunder will have been so executed and delivered;

(b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Phoenix at or prior to the Closing will have been complied with or performed;

(c) WPCS shall have completed its review and inspection of the books and records of Phoenix and its subsidiaries and shall be satisfied with same in all material respects;

(d) Phoenix will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to WPCS at the Closing and the Acquisition Shares will be registered on the books of Phoenix in the name of the holder of WPCS Shares at the Effective Time;

(e)               title to the Acquisition  Shares will be free and clear
                  of  all  mortgages,   liens,  charges,   pledges,   security
                  interests, encumbrances or other claims whatsoever;

(f) the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Delaware Secretary of State;

(g)               subject to Article 8 hereof, there will not have occurred

                         (i) any material adverse change in the financial position or condition of Phoenix, its subsidiaries, their liabilities or the Phoenix Assets or any damage, loss or other change in circumstances materially and adversely affecting Phoenix, the Phoenix Business or the Phoenix Assets or Phoenix' right to carry on the Phoenix Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

                         (ii) any  damage,  destruction,  loss or  other  event,
                    including changes to any laws or statutes applicable to Phoenix or the Phoenix Business (whether or not covered by insurance) materially and adversely affecting Phoenix, its subsidiaries, the Phoenix Business or the Phoenix Assets;

(h) Phoenix' issued and outstanding common share capital shall be reduced to 525,632 Phoenix Common Shares (prior to the conversion of outstanding shares of Series A Preferred Stock, by the return to treasury of 500,000 Phoenix Common Shares and Phoenix shall have received a release in form satisfactory to WPCS from the persons returning such shares in that regard;

(i) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

(j) the closing of a private placement by Phoenix of not less than 250 shares of Series B Preferred Stock at a price of $1,000 per share;

(k) the satisfaction of all liabilities of Phoenix on or prior to the Closing Date; and

(l) the conversion of all outstanding shares of Series A Preferred Stock into 3,000,000 Phoenix Common Shares.


Waiver by WPCS and the WPCS Shareholder

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of WPCS and the WPCS Shareholder and any such condition may be waived in whole or in part by WPCS or the WPCS Shareholder at or prior to the Closing by delivering to Phoenix a written waiver to that effect signed by WPCS and the WPCS Shareholder. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing WPCS and the WPCS Shareholder shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before May 31, 2002, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from WPCS and Phoenix and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Phoenix will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of Phoenix' filings with the Securities and Exchange Commission.



                                    ARTICLE 8
                                      RISK

Material Change in the Business of WPCS

8.1 If any material loss or damage to the WPCS Business occurs prior to Closing and such loss or damage, in Phoenix' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Phoenix shall, within two (2) days following any such loss or damage, by notice in writing to WPCS, at its option, either:

(a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Phoenix' obligations to carry out the transactions contemplated hereby, be vested in WPCS or otherwise adequately secured to the satisfaction of Phoenix on or before the Closing Date.

Material Change in the Phoenix Business

8.2 If any material loss or damage to the Phoenix Business occurs prior to Closing and such loss or damage, in WPCS's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, WPCS shall, within two (2) days following any such loss or damage, by notice in writing to Phoenix, at its option, either:

(a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to WPCS's obligations to carry out the transactions contemplated hereby, be vested in Phoenix or otherwise adequately secured to the satisfaction of WPCS on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by WPCS

9.2 On or before the Closing, WPCS and the WPCS Shareholder will deliver or cause to be delivered to Phoenix:

(a) the original or certified copies of the charter documents of WPCS and all corporate records documents and instruments of WPCS, the corporate seal of WPCS and all books and accounts of WPCS;

(b) all reasonable consents or approvals required to be obtained by WPCS for the purposes of completing the Merger and preserving and maintaining the interests of WPCS under any and all WPCS Material Contracts and in relation to WPCS Assets;

(c) certified copies of such resolutions of the shareholder and director of WPCS as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(d) an acknowledgement from WPCS and the WPCS Shareholder of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

(e)               the Certificate of Merger, duly executed by WPCS; and

(f) such other documents as Phoenix may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by Phoenix

9.3 On or before the Closing, Phoenix shall deliver or cause to be delivered to WPCS and the WPCS Shareholder:

(a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of WPCS Common Stock;

(b) certified copies of such resolutions of the directors of Phoenix as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(c) a certified copy of a resolution of the directors of Phoenix dated as of the Closing Date appointing the nominees of WPCS as officers of WPCS;

(d) an undated resolution of the directors of Phoenix appointing the nominee of the WPCS Shareholder listed below in Article 10 to the board of directors of Phoenix;

(e) undated resignation of Stephen C. Jackson as a director of Phoenix;

(f) an acknowledgement from Phoenix of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

(g) documentation evidencing the return to treasury of 500,000 Phoenix Common Shares and release in form satisfactory to WPCS from the persons returning such shares;

(h)               the Certificate of Merger, duly executed by the Acquirer;

(i) executed subscription agreements for a minimum of 250 shares of Series B Preferred Stock;

(j) documentation evidencing the conversion of all outstanding shares of Series A Preferred Stock into 3,000,000 Phoenix Common Shares, in form satisfactory to WPCS; and

(k) such other documents as WPCS may reasonably require to give effect to the terms and intention of this Agreement.


                                   ARTICLE 10
                              POST-CLOSING MATTERS

            Forthwith after the Closing, Phoenix, WPCS and the WPCS Shareholder agree to use all their best efforts to:

(a) file the Certificate of Merger with Secretary of State of the State of Delaware;

(b)               issue a news release reporting the Closing;

(c) file with the Securities and Exchange Commission a report on Form 14f1 disclosing the change in control of Phoenix and, 10 days after such filing, date the resolutions appointing to the board of directors of Phoenix Andy Hidalgo, and forthwith date and accept the resignation of Stephen C. Jackson as a director of Phoenix;

(d) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than 60 days following the filing of such Form 8-K, to file and amended Form 8-K which includes audited financial statements of WPCS as well as pro forma financial information of WPCS and Phoenix as required by Regulation SB as promulgated by the Securities and Exchange Commission;

(e) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the WPCS Shareholder; and

(f) take such steps are required to change the name of Phoenix to "WPCS Incorporated" or such similar name as may be acceptable to the board of directors of Phoenix.

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

(a)      Phoenix or the Acquirer:

                  Phoenix Star Ventures, Inc.
                  1650 - 200 Burrard Street
                  Vancouver, BC V6C 3L6
                  Attn:  Stephen C. Jackson, President
                  Phone:  (604) 689-3355
                  Telecopier: (604) 689-5320


(b)      WPCS or the WPCS Shareholder

                  WPCS Incorporated
                  140 South Village Avenue
                  Suite 20
                  Exton, Pennsylvania 19341
                  Attn:  Andy Hidalgo, President
                  Phone:  (610) 903-0400
                  Telecopier:  (610) 903-0401


Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among WPCS, the WPCS Shareholder, the Acquirer and Phoenix respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among WPCS, the WPCS Shareholder, the Acquirer and Phoenix with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement is subject to the laws of the State of New York.



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
IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                                              PHOENIX STAR VENTURES, INC.



/s/ RICK JACKSON                                              By: /s/ STEPHEN C. JACKSON
--------------------------------------------                     ----------------------------------------------
Witness                                                               Stephen C. Jackson, President
Rick Jackson
--------------------------------------------
Name
PO Box 111
--------------------------------------------
Address
Gabriola BC VORIXO


                                                              WPCS ACQUISITION CORP.


/s/ RICK JACKSON                                              By: /s/ STEPHEN C. JACKSON
--------------------------------------------                     ----------------------------------------------
Witness                                                               Stephen C. Jackson, President
Rick Jackson
--------------------------------------------
Name
PO Box 111
--------------------------------------------
Address
Gabriola BC VORIXO




                                                              WPCS HOLDINGS INC.



/s/ ANDREW H. SHOFFNER                                        By: /s/ ANDY HIDALGO
--------------------------------------------                     ----------------------------------------------
Witness                                                               Andy Hidalgo, President
Andrew Shoffner
Name
537 South Franklin St.
Address
West Chester, PA 19382


                                                            /s/ ANDY HIDALGO
                                                            ----------------------------
/s/ RYAN ANDERSEN                                           ___________________________________
-----------------
Witness                                                     Andy Hidalgo
Ryan Andersen
-------------
Name
802 S. Severgn Drive
--------------------
Address
Exton, PA 19341
---------------

